EXHIBIT 32.2



CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the Annual Report on Form 10-K (the "Form 10-K") for the year ended December 31, 2005 of Crimson Exploration Inc. (the "Issuer"). The undersigned hereby certifies that the Form 10-K fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated: March 31, 2006

By:        /s/ E. Joseph Grady
           -------------------

Name:      E. Joseph Grady

Title:     Chief Executive Officer

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